================================================================================



                            SUPREMA SPECIALTIES, INC.


                             -----------------------
                          SECURITIES PURCHASE AGREEMENT
                             -----------------------



                            DATED AS OF MARCH 9, 1998

          $10,500,000 16.5% SENIOR SUBORDINATED NOTES DUE MARCH 1, 2006

                    105,000 WARRANTS TO PURCHASE COMMON STOCK




================================================================================

                                TABLE OF CONTENTS
                                                                            PAGE

1.   PURCHASE AND SALE OF SECURITIES........................................  1
     1.1   Issue of Securities by the Company...............................  1
     1.2   The Closing......................................................  2
     1.3   Original Issue Discount..........................................  2

2.   WARRANTIES AND REPRESENTATIONS OF THE COMPANY..........................  3
     2.1   Nature of Business...............................................  3
     2.2   Financial Statements; Debt; Material Adverse Change..............  3
     2.3   Subsidiaries and Affiliates......................................  4
     2.4   Title to Properties..............................................  5
     2.5   Taxes............................................................  5
     2.6   Pending Litigation...............................................  6
     2.7   Corporate Organization and Authority.............................  6
     2.8   Charter Instruments, Other Agreements............................  6
     2.9   Restrictions on the Company......................................  7
     2.10  Compliance with Law..............................................  7
     2.11  Pension Plans....................................................  7
     2.12  Environmental Compliance.........................................  8
     2.13  Due Authorization; Enforceability................................  9
     2.14  Governmental Consent to Sale of Purchased Securities............. 10
     2.15  Hart-Scott-Rodino Compliance..................................... 10
     2.16  No Defaults...................................................... 10
     2.17  Private Offering of Purchased Securities......................... 11
     2.18  Use of Proceeds.................................................. 11
     2.19  Capitalization................................................... 11
     2.20  Solvency......................................................... 12
     2.21  Full Disclosure.................................................. 13

3.   REPRESENTATIONS OF THE PURCHASER....................................... 13
     3.1   Purchase for Investment.......................................... 13
     3.2   ERISA............................................................ 13
     3.3   Accredited Investor.............................................. 15

4.   CLOSING CONDITIONS..................................................... 15
     4.1   Opinions of Counsel.............................................. 15
     4.2   Warranties and Representations True; Compliance.................. 16
     4.3   Officers' Certificates........................................... 16
     4.4   Legality......................................................... 16
     4.5   Financing Documents.............................................. 16
     4.6   Reservation of Shares............................................ 17
     4.7   Certain Consents................................................. 17
     4.8   Private Placement Numbers........................................ 17
     4.9   Transaction Fee.................................................. 17
     4.10  Fees and Expenses................................................ 18
     4.11  Other Purchaser.................................................. 18
     4.12  Proceedings Satisfactory......................................... 18

                                                                            PAGE

5.   INTERPRETATION OF THIS AGREEMENT....................................... 18
     5.1   Terms Defined.................................................... 18
     5.2   Other Definitions................................................ 20
     5.3   Section Headings and Table of Contents and Construction.......... 20
     5.4   Governing Law.................................................... 20

6.   MISCELLANEOUS.......................................................... 21
     6.1   Communications................................................... 21
     6.2   Reproduction of Documents........................................ 21
     6.3   Survival......................................................... 21
     6.4   Successors and Assigns........................................... 22
     6.5   Amendment and Waiver............................................. 22
     6.6   Expenses......................................................... 22
     6.7   Waiver of Jury Trial; Consent to Jurisdiction; Etc............... 22
     6.8   Indemnification of The Purchaser................................. 23
     6.9   Entire Agreement................................................. 24
     6.10  Execution in Counterpart......................................... 24

Annex 1        -- Information as to Purchasers
Annex 2        -- Payment Instructions at Closing; Address of Company
                    for Notices
Annex 3        -- Information as to Company

Exhibit 1.1(a) -- Form of Note Agreement
Exhibit 1.1(b) -- Form of Warrant Agreement
Exhibit 4.1(a) -- Form of Opinion of Company Counsel
Exhibit 4.1(b) -- Form of Opinion of Purchasers' Counsel
Exhibit 4.3(a) -- Form of Officers' Certificate
Exhibit 4.3(b) -- Form of Secretary's Certificate
Exhibit 4.3(c) -- Form of Subsidiary Guarantor Secretary's Certificate
Exhibit 4.5(c) -- Form of Subsidiary Guaranty

                            SUPREMA SPECIALTIES, INC.

                          SECURITIES PURCHASE AGREEMENT

          $10,500,000 16.5% SENIOR SUBORDINATED NOTES DUE MARCH 1, 2006

                    105,000 WARRANTS TO PURCHASE COMMON STOCK

                                                       Dated as of March 9, 1998

[Separately addressed to each of the Purchasers
Listed on Annex 1 hereto]

Ladies and Gentlemen:

     SUPREMA SPECIALTIES, INC. (together with any successors and assigns who become such in accordance herewith, the "Company"), a New York corporation, hereby agrees with you as set forth below.

1.   PURCHASE AND SALE OF SECURITIES

     1.1  Issue of Securities by the Company.

          (a) Issue of Notes. The Company will authorize the issue of Ten Million Five Hundred Thousand Dollars ($10,500,000) in aggregate principal amount of its 16.5% Senior Subordinated Notes due March 1, 2006 (all such notes, whether initially issued, or issued in exchange or substitution for, any such note, in each case in accordance with the Note Agreement, collectively, the "Notes"). The Notes shall be issued pursuant to a Note Agreement (as may be amended, restated or otherwise modified from time to time in accordance with the terms thereof, the "Note Agreement") in the form of Exhibit . The Notes shall be in the form of Attachment A to the Note Agreement, and shall have the terms as provided in the Note Agreement and in the Notes.

          (b) Issue of Warrants. The Company will authorize the issue of an aggregate of one hundred five thousand (105,000) Warrants (the "Warrants") to purchase shares of Common Stock. The Warrants shall be issued pursuant to a Warrant Agreement (as may be amended, restated or otherwise modified from time to time in accordance with the terms thereof, the "Warrant Agreement") in the form of Exhibit . The certificates representing the Warrants (the "Warrant Certificates") shall be in the form of Attachment A to the Warrant Agreement, and the Warrants shall have the terms provided in the Warrant Certificates and the Warrant Agreement.

     1.2  The Closing.

          (a) Purchase and Sale of Purchased Securities. The Company hereby agrees to sell to you and you hereby agree to purchase from the Company, in accordance with the provisions hereof, the aggregate principal amount of Notes set forth below your name on Annex 1 and the aggregate amount of Warrants set forth below your name on Annex 1, at an aggregate purchase price for such Notes and Warrants equal to one hundred percent (100%) of the principal amount of Notes to be purchased.

          (b) The Closing. The closing (the "Closing") of the sale of the Purchased Securities will be held at 10:00 a.m., local time, on March 10, 1998 or such other time and date as the Company, you and the Other Purchaser shall agree (the "Closing Date"), at the office of Tenzer Greenblatt LLP, 405 Lexington Avenue, 23rd Floor, New York, New York. At the Closing:

               (i) the Company will deliver to you one or more Notes (as set forth below your name on Annex 1), in the denominations indicated on Annex 1, in the aggregate principal amount of your purchase, dated the Closing Date and registered in the name of the holder indicated on Annex 1; and

               (ii) the Company will deliver to you one or more Warrant Certificates (as set forth below your name on Annex 1), representing the number of Warrants indicated on such Annex 1 and registered in the name of the holder indicated on Annex 1;

     against payment by federal funds wire transfer in immediately available funds of the purchase price therefor, as directed by the Company on Annex 2, which shall be an account at a bank located in the United States of America.

          (c) Other Purchaser. Contemporaneously with the execution and delivery hereof, the Company is entering into a separate Securities Purchase Agreement identical (except for the name and signature of the purchaser) to this Agreement (this Agreement and such other separate Securities Purchase Agreement, each as from time to time amended or modified, being herein sometimes referred to as the "Securities Purchase Agreements") with another purchaser (the "Other Purchaser") listed on Annex 1, providing for the sale to the Other Purchaser of the Purchased Securities set forth below its name on such Annex. The sales of the Purchased Securities to you and to the Other Purchaser are separate sales.

     1.3  Original Issue Discount.

     You and the Company agree that:

          (a) the portion of the purchase price attributable to the Notes is Ten Million Four Hundred Fifty Thousand Dollars ($10,450,000); and

          (b) the portion of the purchase price attributable to the Warrants, and therefore, the amount of original issue discount attributable, as a result of the delivery of the Warrants, to the Notes issued by the Company in accordance with the terms and conditions of this Agreement, is equal to Fifty Thousand Dollars ($50,000). Such portion of the purchase price attributable to the Warrants is less than the product of:

               (i) one-quarter of one percent (0.25%) of the stated redemption price at maturity (as such term is defined in section 1273(a) of the IRC) of such Note; multiplied by

               (ii) the number of complete years to maturity of such Note.

You and the Company agree to use the foregoing for all United States federal, state and local income tax purposes with respect to the transactions contemplated by the Financing Documents. You and the Company acknowledge that such original issue discount represents the Fair Market Value of the Warrants as of the Closing Date.

2.   WARRANTIES AND REPRESENTATIONS OF THE COMPANY

     To induce you to enter into this Agreement and to purchase and pay for the Purchased Securities to be delivered to you at the Closing, the Company warrants and represents, as of the Closing Date, as follows:

     2.1  Nature of Business.

     The Offering Memorandum describes correctly in all material respects the general nature of the business and principal Properties and assets of the Company.

     2.2  Financial Statements; Debt; Material Adverse Change.

          (a) Financial Statements. The Company has provided you with the historical financial statements of the Company contained in the Offering
     Memorandum and those described on Part 2.2(a) of Annex 3. Such financial statements present fairly in all material respects the financial position of the Company and the Subsidiaries on a consolidated basis as of the respective dates specified in such Part and the results of their consolidated operations and cash flows for the respective periods so specified in conformity with GAAP applied on a consistent basis throughout the periods involved.

          (b) Debt. Part 2.2(b) of Annex 3 lists all Debt of the Company and the Subsidiaries as of the Closing Date, both before and after giving effect to the transactions contemplated by the Financing Documents, and provides the following information with respect to each item of such Debt: the obligor, each guarantor thereof and each other Person similarly liable in respect thereof, the holder thereof, the aggregate amount of all commitments thereunder (and the allocation of such commitments, if any, as among revolving credit Debt, term loan or similar Debt and other credits such as letter of credit or banker's acceptance facilities), the outstanding amount thereunder and under each individual facility thereunder, the current portion of the outstanding amount, the final maturity, required sinking fund payments, and a description of the collateral securing such Debt.

          (c) Liens. Part 2.2 (c) of Annex 3 lists all Liens securing Debt of the Company and the Subsidiaries in existence as of the Closing Date, both before and after giving effect to the transactions contemplated by the Financing Documents, and provides the following information with respect to each Lien: the holder thereof, the outstanding amount of the Debt secured by such Lien and a description of the collateral.

          (d) Contingent Obligations. There are no Guaranties or other contingent obligations in respect of which disclosure is required, or for which provisions are required to be made, in the consolidated financial statements of the Company and the Subsidiaries in accordance with GAAP, other than those so disclosed, and for which such provision has been made, in the financial statements referred to in Section 2.2(a).

          (e) Material Adverse Change. Since June 30, 1997, there has been no change in the business, operations, profits, financial condition, Properties or business prospects of the Company and the Subsidiaries, except changes that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (f) Projections. The Company has delivered to you projected financial statements of the Company contained in the Offering Memorandum (including, without limitation, those entitled "Project Cheese" reflecting the
     Management Case and dated October 27, 1997) (collectively, the "Projections"). The assumptions used in preparation of the Projections were reasonable when made and continue to be reasonable. Such Projections have been prepared by the executive and financial personnel of the Company and the Subsidiaries in the light of the business of the Company and the Subsidiaries. Such Projections have been prepared in good faith, have a reasonable basis and represent the good faith opinion of the Company as to the projected results of the operations of the Company and the Subsidiaries. No material facts have occurred since the preparation of the Projections that, if the Company were to prepare new projections on the Closing Date, would cause such new projections, taken as a whole, to be materially different from the Projections, and the Company and the Subsidiaries do not have, on the Closing Date, any material obligations (whether accrued, matured, absolute, actual, contingent or otherwise) that are not reflected in the Projections.

          (g) Investments. Part 2.2(g) of Annex 3 lists all Investments of the Company and the Subsidiaries outstanding on the Closing Date which, but for clause (h) of the definition of Restricted Investments, would be classified as Restricted Investments in accordance with the provisions of the Note Agreement.

     2.3  Subsidiaries and Affiliates.

          (a) Ownership of Subsidiaries. Part 2.3(a) of Annex 3 sets forth for each Subsidiary:

               (i) its full legal name;

               (ii) its jurisdiction of incorporation or organization; and

               (iii) the percentage of the Voting Stock of which is held by the Company and each other Subsidiary.

          (b) Affiliates. Part 2.3(b) of Annex 3 sets forth the name of each Affiliate (other than members of the families of officers and directors of the Company) and the nature of the affiliation of such Affiliate.

     2.4  Title to Properties.

          (a) General. Each of the Company and the Subsidiaries has good and marketable title to all of the Property reflected in the most recent balance sheet referred to in Section 2.2(a) (except as sold or otherwise disposed of in the ordinary course of business), free from Liens not otherwise permitted by provisions of the Note Agreement. Each of the Company and the Subsidiaries has maintained and kept, or caused to be maintained and kept, its respective properties in good repair, working order and condition (ordinary wear and tear excepted).

          (b) Leases. All leases necessary for the conduct of the business of the Company and the Subsidiaries are valid and subsisting and are in full force and effect, except for such failures to be valid and subsisting that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect. Each such lease grants to the Company or the Subsidiary party thereto the right to the quiet enjoyment of the premises leased thereunder during the term thereof.

          (c) Intellectual Property. Each of the Company and the Subsidiaries owns, possesses or has the right to use all of the intellectual property, licenses, patents, copyrights, trademarks, service marks and trade names necessary for the present and currently planned future conduct of its business, without any known conflict with the rights of others, except for such failures to own, possess, or have the right to use, that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.

     2.5  Taxes.

          (a) Returns Filed; Taxes Paid. All tax returns required to be filed by the Company, any Subsidiary and each other Person with which the Company or any Subsidiary files or has filed a consolidated return in any jurisdiction have in fact been filed on a timely basis. All taxes, assessments, fees and other governmental charges upon the Company and any such Person, and upon any of their respective Properties, income or franchises, that are due and payable have been paid, except for such failures to pay that, in the aggregate for all such Persons, could not reasonably be expected to have a Material Adverse Effect. The Company knows of no proposed additional tax assessment against it or any such Person that could reasonably be expected to have a Material Adverse Effect.

          (b) Book Provisions Adequate. The amount of the liability for taxes reflected in each of the balance sheets referred to in Section 2.2(a) is in each case an adequate provision for taxes as of the dates of such balance sheets (including, without limitation, any payment due pursuant to any tax sharing agreement) as are or may become payable by any one or more of the Company and the other Persons consolidated with the Company in such financial statements in respect of all tax periods ending on or prior to such dates.

     2.6  Pending Litigation.

          (a) Pending Litigation. There are no proceedings, actions or investigations pending or, to the Company's knowledge, threatened, against or affecting the Company or any of the Subsidiaries in any court or before any Governmental Authority or arbitration board or tribunal that, in the aggregate for all such proceedings, actions and investigations, could reasonably be expected to have a Material Adverse Effect.

          (b) No Violations. Neither the Company nor any Subsidiary is in violation of any judgment, order, writ, injunction or decree of any court, Governmental Authority, arbitration board or tribunal that, in the aggregate for all such violations, could reasonably be expected to have a Material Adverse Effect.

     2.7  Corporate Organization and Authority.

     Each of the Company and each Subsidiary:

          (a) is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation;

          (b) has all corporate power and authority necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted;

          (c) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect; and

          (d) has duly qualified or has been duly licensed, and is authorized to do business and is in good standing, as a foreign corporation, in each state in the United States of America and in each other jurisdiction where it is required to do so, except where the failure to be so qualified or licensed and authorized and in good standing, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.

     2.8  Charter Instruments, Other Agreements.

     Neither the Company nor any Subsidiary is in violation in any respect of:

          (a) any term of its certificate of incorporation or bylaws; or

          (b) any term in any agreement or other instrument to which it is a party or by which it or any of its Property may be bound, except for such violations that, in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

     2.9  Restrictions on the Company.

     Neither the Company nor any Subsidiary:

          (a) is a party to any contract or agreement that restricts its right or ability to incur Debt or to issue Rights of the Company, as the case may be, other than the Financing Documents and the agreements listed on Part
     2.9 (a) of Annex 3, none of which restricts the issuance and sale of the Notes or the Warrants by the Company or the execution and delivery by the Company and the Subsidiary Guarantors of, or compliance with, the Securities Purchase Agreements or the other Financing Documents to which each is a party; or

          (b) has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by the provisions of the Note Agreement.

True,  correct and complete copies of each of the agreements,  if any, listed on
Part 2.9(a) of Annex 3 have been provided to you.

     2.10 Compliance with Law.

     Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation to which it is subject, except for such violations that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     2.11 Pension Plans.

          (a) Operation of Plans; Liabilities. The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the IRC relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, Properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the IRC, other than such liabilities or Liens as individually or in the aggregate would not have a Material Adverse Effect.

          (b) Relationship of Benefit Liabilities to Plan Assets. The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (c) Withdrawal Liabilities. The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans, other than such liabilities as individually or in the aggregate would not have a Material Adverse Effect.

          (d) Postretirement Benefit Obligations. The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the IRC) of the Company will not have a Material Adverse Effect.

          (e) Prohibited Transactions. The execution and delivery of the Financing Documents and the issuance and sale of the Purchased Securities hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the IRC. The representation by the Company in the foregoing sentence is made in reliance upon and subject to the accuracy of your representation in Section 3.2 as to the Sources of the funds used to pay the purchase price of the Purchased Securities to be purchased by you.

          (f) Foreign Pension Plans. The Company does not have or maintain, and is not required to contribute to, any Foreign Pension Plan.

     2.12 Environmental Compliance.

          (a) Compliance -- Except as disclosed on Part 2.12(a) of Annex 3, each of the Company and the Subsidiaries is in compliance with all Environmental Protection Laws in effect in each jurisdiction where it is presently doing business or is located, other than any non-compliance which could not reasonably be expected to have a Material Adverse Effect.

          (b) Liability -- Except as disclosed on Part 2.12(b) of Annex 3, neither the Company nor any Subsidiary is subject to any liability under any Environmental Protection Law that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (c) Notices -- Except as disclosed on Part 2.12(c) of Annex 3, neither the Company nor any Subsidiary has received any:

               (i) written notice from any Governmental Authority by which any of its present or previously-owned or leased real Properties has been designated, listed, or identified in any manner by any Governmental Authority charged with administering or enforcing any Environmental Protection Law as a hazardous substance disposal or removal site, "Super Fund" clean-up site, or candidate for removal or closure pursuant to any Environmental Protection Law;

               (ii) written notice of any Lien arising under or in connection with any Environmental Protection Law that has attached to any revenues of, or to, any of its owned or leased real Properties; or

               (iii) summons, citation, notice, directive, letter, or other written communication from any Governmental Authority concerning any intentional or unintentional action or omission by the Company or any Subsidiary in connection with its ownership or leasing of any real Property resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping, or otherwise disposing of any hazardous substance into the environment resulting in any material violation of any Environmental Protection Law;

     which, in any such case, relates to or makes reference to an event or condition which could reasonably be expected to have a Material Adverse Effect.

     2.13 Due Authorization; Enforceability.

          (a) Sale of Purchased Securities is Legal and Authorized. The issuance, sale and delivery of the Notes and the Warrants by the Company, the execution and delivery by the Company of the Financing Documents to which it is a party and compliance by the Company with all of the provisions of such Financing Documents:

               (i) is within the corporate powers of the Company; and

               (ii) is legal and does not conflict with, result in any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien upon any Property of the Company under the provisions of:

                    (A) any agreement, charter instrument, bylaw or other instrument to which the Company is a party or by which the Company is or may be bound;

                    (B) any  order,  judgment,  decree,  or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any of its Property; or

                    (C)  any  statute  or  other  rule  or   regulation  of  any
               Governmental Authority applicable to the Company or any of its Property.

          (b) Obligations are Enforceable. The Company has duly authorized by all necessary action on its part each of the Financing Documents to which it is a party. Each of such Financing Documents has been executed and delivered  by one or more duly  authorized  officers  of the  Company,  and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that:

               (i) the enforceability thereof may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies; and

               (ii) rights to indemnity and contribution contained therein may be limited by applicable law or public policy.

     2.14 Governmental Consent to Sale of Purchased Securities.

          (a) Neither the offer, issuance, sale or delivery of the Notes or the Warrants, nor the execution and delivery of any Financing Document by the Company, nor the performance of the obligations of the Company thereunder, is such as to require a consent, approval or authorization of, or pre-filing, registration or qualification with, any Governmental Authority on the part of the Company as a condition thereto, except for such consents, approvals, authorizations, pre-filings, registrations and qualifications described on Part 2.14(a) of Annex 3, all of which have been obtained on or prior to the Closing Date.

          (b) Neither the issuance and sale of the Notes and the Warrants, nor the incurrence of the Debt and the other obligations represented thereby, nor the execution and delivery by the Company of the Financing Documents to which it is a party or the performance of its obligations hereunder and thereunder:

               (i) is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts of the United States of America (49 U.S.C.), as amended, or the Federal Power Act, as amended; or

               (ii) violates any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

     2.15 Hart-Scott-Rodino Compliance.

     The Warrants are "convertible voting securities" as such term is defined in 16 C.F.R. ss.801.1(f)(2) which do not entitle you to presently vote in respect of the election of directors of the Company. Assuming that, notwithstanding the fact that the Warrants are not currently exercisable on the Closing Date, the Warrants were all exercised on the Closing Date, you would not hold (as such term is defined in 16 C.F.R. ss.801.1(c)) on the Closing Date either:

          (a) fifteen percent (15%) or more of the total number of shares of the Common Stock of the Company; or

          (b) Common Stock having a Fair Market Value of Fifteen Million Dollars ($15,000,000) or more.

     2.16 No Defaults.

     No event has occurred and no condition exists that, upon the execution and delivery of the Financing Documents and the issuance and sale of the Purchased Securities, would constitute a Default or an Event of Default.

     2.17 Private Offering of Purchased Securities.

          (a) Number of Offerees. Neither the Company, nor to its knowledge Fleet Corporate Finance (the only agent, broker or dealer retained by the Company in connection with the sale of the Purchased Securities) nor any other Person acting on behalf of the Company has offered any of the Purchased Securities or any Security of the Company similar to either the Notes or the Warrants for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than the number of institutional "accredited investors" (as defined in Regulation D under the Securities Act) (including you) set forth on Part 2.17(a) of Annex 3, each of whom was offered all or a portion of the Purchased Securities at private sale for investment.

          (b) Conduct of Sale. Neither the Company, nor to its knowledge Fleet Corporate Finance nor any other Person acting on behalf of the Company in connection with the transactions contemplated by the Financing Documents
     (including, without limitation, the offering and sale of the Purchased Securities) has engaged in any conduct or entered into any agreements or understandings so as to subject the transactions contemplated by the Financing Documents to the registration provisions of section 5 of the Securities Act, to the provisions of the Trust Indenture Act of 1939, as amended, or to the registration, qualification or other similar provisions of any securities or "blue sky" law of any applicable state.

     2.18 Use of Proceeds.

          (a) Use of Proceeds. The Company shall apply the proceeds from the sale of the Purchased Securities as specified on Part 2.18(a) of Annex 3.

          (b) Margin Regulations. None of the transactions contemplated in any of the Financing Documents (including, without limitation, the use of the proceeds from the sale of the Purchased Securities) violates, will violate or will result in a violation of section 7 of the Exchange Act, or any regulation issued pursuant thereto, including, without limitation, Regulation G, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

          (c) Absence of Foreign or Enemy Status. Neither the sale of the Purchased Securities nor the use of proceeds from the sale thereof will result in a violation of any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), or any ruling issued thereunder or any enabling legislation or Presidential Executive Order in connection therewith.

     2.19 Capitalization.

          (a) Capitalization. Part 2.19(a) of Annex 3 correctly sets forth, after giving effect to the issuance of the Purchased Securities and the consummation of all other transactions contemplated by the Securities Purchase Agreements on the Closing Date:

               (i) the authorized and outstanding shares of the Capital Stock, Rights and other Securities of the Company (specifying the type, class or series of all such Capital Stock and other Securities and whether such Capital Stock and other Securities are voting or non-voting) and, in the case of any Rights, the number of shares of Common Stock into which such Rights are currently exercisable or convertible;

               (ii) for all such shares of Capital Stock, Rights and other Securities of the Company, descriptions of the terms thereof; and

               (iii) all obligations (contingent or otherwise) of the Company to repurchase or otherwise acquire or retire any shares of Capital Stock or Rights of the Company.

     All such outstanding shares of Capital Stock have been duly authorized and validly issued and are fully paid, non-assessable and free and clear of any Lien. There are no preemptive rights, subscription rights, or other contractual rights similar in nature to preemptive rights with respect to any Capital Stock of the Company.

          (b) Reservation of Common Stock. The Company has authorized and unissued, and has reserved for issuance, a sufficient number of shares of Common Stock to permit, after giving effect to the transactions contemplated by the Financing Documents, the exercise of all of the Warrants and all other Rights exercisable or convertible into Common Stock. Each share of Common Stock reserved for issuance upon exercise of the Warrants, when issued, will be fully paid and nonassessable, free and clear of any Lien and not subject to any preemptive rights.

          (c) Stockholders Agreements. Other than the Warrant Agreement and as specified on Part 2.19(c) of Annex 3, there is no other agreement or understanding known to the Company between or among any holders of the Capital Stock or Rights of the Company regarding the Capital Stock of the Company. The Company has provided you with true, accurate and complete copies of all agreements referred to in Part 2.19(c) of Annex 3.

     2.20 Solvency.

          (a) Assets Greater than Liabilities. The fair value of the business and assets of the Company (and of the Company and the Subsidiaries, on a consolidated basis) exceeds, as of and after giving effect to the transactions consummated on the Closing Date, the liabilities of the Company (including, without limitation, the Notes and all other Debt of the Company (and, as the case may be, of the Company and the Subsidiaries, on a consolidated basis)) as of such time.

          (b) Meeting Liabilities. After giving effect to the transactions contemplated by the Financing Documents, the Company (and the Company and the Subsidiaries, on a consolidated basis):

               (i) will not be engaged in any business or transaction, or about to engage in any business or transaction, for which the Company (or, as the case may be, the Company and the Subsidiaries, on a consolidated basis) has unreasonably small assets or capital (within the meaning of the Uniform

          Fraudulent  Transfer Act, the Uniform  Fraudulent  Conveyance  Act and
          section 548 of the Federal Bankruptcy Code); and

               (ii) will be able to pay its debts as they mature.

          (c) Intent. The Company is entering into the Financing Documents with no intent to hinder, delay, or defraud either current creditors or future creditors of the Company.

     2.21 Full Disclosure.

     Neither the statements made in this Agreement, the Offering Memorandum, the financial statements referred to in Section 2.2(a), nor any other written statement furnished by or on behalf of the Company to you in connection with the negotiation or the closing of the sale of the Purchased Securities, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein and herein, taken as a whole, not misleading. There is no fact that the Company has not disclosed to you in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.

3.   REPRESENTATIONS OF THE PURCHASER

     3.1  Purchase for Investment.

     You represent to the Company that you are a financially sophisticated institutional investor that is experienced in financial matters and you are purchasing the Purchased Securities listed on Annex 1 below your name for your own account, or for the account of one or more separate accounts maintained by you, for investment and with no present intention of, or view to, distributing such Purchased Securities or any part thereof except in compliance with the Securities Act, but without prejudice to your right at all times to:

          (a) sell or otherwise dispose of all or any part of the Purchased Securities under a registration statement filed under the Securities Act, or in a transaction exempt from the registration requirements of such Act, including a transaction pursuant to Rule 144A; and

          (b) have control over the disposition of all of your assets to the fullest extent required by any applicable law.

     It is understood that, in making the representations set out in Section 2.13(a) and Section 2.14, the Company is relying, to the extent applicable, upon your representation as aforesaid.

     3.2  ERISA.

     You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Purchased Securities:

          (a) General Account -- you are an insurance company and the Source is an "insurance company general account," as such term is defined in DOL Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) ("PTCE 95-60"), and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTCE 95-60) or by the same employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds 10% of the total reserves and liabilities of such general account as determined under PTCE 95-60 (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

          (b) Separate Account -- the Source is a separate account:

               (i) 10% Pooled Separate Account -- that is an insurance company pooled separate account, within the meaning of DOL Prohibited Transaction Class Exemption 90-1 (issued January 29, 1990), and to the extent that there are any plans whose assets in such separate account exceed ten percent (10%) of the assets of such separate account, you have disclosed the names of such plans to the Company in writing; or

               (ii) Identified Plan Assets -- that is comprised of employee benefit plans identified by you in writing and with respect to which the Company hereby warrants and represents that, as of the Closing Date, neither the Company nor any ERISA Affiliate is a "party in interest" (as defined in section 3 of ERISA) or a "disqualified person" (as defined in section 4975 of the Code) with respect to any plan so identified; or

               (iii) Guarantied Separate Account -- that is maintained solely in connection with fixed contractual obligations of an insurance company, under which any amounts payable, or credited, to any employee benefit plan having an interest in such account and to any participant or beneficiary of such plan (including an annuitant) are not affected in any manner by the investment performance of the separate account (as provided by 29 CFR ss.2510.3- 101(h)(1)(iii)); or

          (c) QPAM -- the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed twenty percent (20%) of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a five percent (5%) or more interest in the Company and:

               (i) the identity of such QPAM; and

               (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing; or

          (d) Governmental Plans -- the Source is a governmental plan; or

          (e) Identified Plans -- the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing; or

          (f) Exempt Plans -- the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section , the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     It is understood that, in making the representations set out in Section 2.11(e), Section 2.13(a) and Section 2.14, the Company is relying, to the extent applicable, upon your representation as aforesaid.

     3.3  Accredited Investor.

     You are an "accredited investor" as that term is defined in Rule 501(a)(1) of Regulation D under the Securities Act. You have had the opportunity to receive such information concerning the Company, and to ask such questions of officers and other representatives of the Company, as you believe is necessary for you to complete your evaluation of the Company.

4.   CLOSING CONDITIONS

     Your obligations under this Agreement, including, without limitation, the obligation to purchase and pay for the Purchased Securities, are subject to the following conditions precedent, and the failure by the Company to satisfy all such conditions shall relieve you, at your election, of all such obligations.

     4.1  Opinions of Counsel.

     You shall have received from

          (a) Tenzer Greenblatt LLP, special counsel for the Company and the Subsidiary Guarantors; and

          (b) Hebb & Gitlin, your special counsel;

closing opinions, each dated as of the Closing Date, and substantially in the respective forms set forth in Exhibit 4.1(a) and Exhibit 4.1(b) and as to such other matters as you may reasonably request. This Section 4.1 shall constitute direction by the Company to such counsel named in Section 4.1(a) to deliver such closing opinion to you.

     4.2  Warranties and Representations True; Compliance.

          (a)   Warranties   and   Representations   True.  The  warranties  and
     representations contained in Section 2 shall be true on the Closing Date with the same effect as though made on and as of that date.

          (b)  Compliance  with this  Agreement  and  Financing  Documents.  The
     Company shall have performed and complied with all agreements and conditions contained herein and in the other Financing Documents to which it is a party that are required to be performed or complied with by the Company on or prior to the Closing Date, and such performance and compliance shall remain in effect on the Closing Date.

     4.3  Officers' Certificates.

     You shall have received:

          (a) Officers' Certificate -- a certificate from the Company dated the Closing Date and signed (on behalf of the Company) by two (2) Senior Officers of the Company, substantially in the form of Exhibit 4.3(a);

          (b) Company Secretary's Certificate -- a certificate dated the Closing Date and signed (on behalf of the Company) by the Secretary or an Assistant Secretary of the Company, substantially in the form of Exhibit 4.3(b); and

          (c) Subsidiary Guarantor Secretary's Certificates -- a certificate from each Subsidiary Guarantor, dated the Closing Date and signed (on behalf of such Subsidiary Guarantor) by the Secretary or an Assistant Secretary of such Subsidiary Guarantor, substantially in the form of
     Exhibit 4.3(c).

     4.4  Legality.

     The Notes and the Warrants shall on the Closing Date qualify as a legal investment for you under applicable insurance law (without regard to any "basket" or "leeway" provisions), and the acquisition thereof shall not subject you to any penalty or other onerous condition pursuant to any such law or regulation, and you shall have received such evidence as you may reasonably request to establish compliance with this condition.

     4.5  Financing Documents.

          (a) Note Agreement; Notes. The Company shall have executed and delivered to you the Note Agreement. The Company shall have issued to you Notes in the respective principal amounts set forth below your name on Annex 1.

          (b) Warrant Agreement; Warrant Certificates. The Company shall have executed and delivered to you the Warrant Agreement. The Company shall have issued to you Warrants in the respective amounts set forth below your name on Annex 1.

          (c) Subsidiary Guaranty. Each of Suprema Specialties West, Inc. and Suprema Specialties Northeast, Inc. shall have executed and delivered to you the Unconditional Guaranty (as may be amended, restated or otherwise modified from time to time in accordance with the terms thereof, the "Subsidiary Guaranty") in the form of Exhibit 4.5(c).

     4.6  Reservation of Shares.

     The shares of Common Stock issuable upon exercise of each Warrant shall have been duly authorized and reserved for issuance.

     4.7  Certain Consents.

          (a) Senior Agent. The Senior Agent and the Company shall have executed and delivered to you an agreement, in form and substance acceptable to you, consenting to the transactions contemplated by the Financing Documents, permitting the Company to incur and have outstanding the indebtedness and all other obligations in respect of the Note Agreement, the Warrant Agreement and the Notes, the issuance and sale of the Notes and the Warrants and the issuance of Common Stock to the holders of the Warrants upon exercise of the Warrants, permitting each Subsidiary Guarantor to enter into the Subsidiary Guaranty, and waiving any default or event of default which might have occurred by virtue of the execution and delivery of this Agreement and the other Financing Documents.

          (b) Other Equity Holders. The holders of each series of the Outstanding Warrants, and any other class of Capital Stock the consent of the holders of which is required to enter into the transactions contemplated by the Financing Documents or having any anti-dilution, preemptive right, redemption right or similar right in respect of any of the transactions contemplated by the Financing Documents, shall have executed and delivered to you agreements, in form and substance acceptable to you, consenting to the transactions contemplated by the Financing Documents, permitting the Company to incur and have outstanding the obligations in respect of the Warrant Agreement, the issuance and sale of the Warrants and the issuance of Common Stock to the holders of the Warrants upon exercise of the Warrants, and waiving any anti-dilution adjustment, preemptive right, redemption right or similar right any such holder may have in respect of any of the foregoing transactions.

     4.8  Private Placement Numbers.

     The Company shall have obtained or caused to be obtained private placement numbers for the Notes and the Warrants from the CUSIP Service Bureau of Standard & Poor's, a division of McGraw-Hill, Inc. and you shall have been informed of such private placement numbers. The Company shall have informed you in writing of the CUSIP number for the Common Stock.

     4.9  Transaction Fee.

     The Company shall have paid to Albion Alliance LLC, by wire transfer of immediately available funds as set forth on Annex 1, a transaction fee in the amount of one percent (1%) of the aggregate principal amount of Notes purchased by you at the Closing.

     4.10 Fees and Expenses.

     All fees and disbursements required to be paid pursuant to Section 6.6 shall have been paid in full.

     4.11 Other Purchaser.

     The Other Purchaser shall not have failed to execute and deliver the Note Agreement, the Warrant Agreement or any other Financing Document to be executed and delivered by it, or to accept delivery of or make payment for the Notes and the Warrants to be purchased by it on the Closing Date.

     4.12 Proceedings Satisfactory.

     All proceedings taken in connection with the issuance and sale of the Purchased Securities and all documents and papers relating thereto shall be satisfactory to you and your special counsel. You and your special counsel shall have received copies of such documents and papers as you or they may reasonably request in connection therewith or in connection with your special counsel's closing opinion, all in form and substance satisfactory to you and your special counsel.

5.   INTERPRETATION OF THIS AGREEMENT

     5.1  Terms Defined.

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     Agreement, this -- means this Securities Purchase Agreement, as it may be amended, restated or otherwise modified from time to time.

     Closing -- Section 1.2(b).

     Closing Date -- Section 1.2(b).

     Company -- has the meaning specified in the introductory sentence.

     Financing Documents -- means and includes the Securities Purchase Agreements, the Note Agreement, the Notes, the Subsidiary Guaranty, the Warrant Agreement, the Warrants, the Warrant Certificates and the other agreements, certificates and instruments to be executed pursuant to the terms of each of the foregoing, as each may be amended, restated or otherwise modified from time to time.

     Foreign Pension Plan -- means any plan, fund or other similar program:

          (a) established or maintained outside of the United States of America by the Company or any Subsidiary primarily for the benefit of the employees (substantially all of whom are aliens not residing in the United States of America) of the Company or such Subsidiary, which plan, fund or other similar program provides for retirement income for such employees or results in a deferral of income for such employees in contemplation of retirement; and

          (b) not otherwise subject to ERISA.

     Note Agreement -- Section 1.1(a).

     Notes -- Section 1.1(a).

     Offering Memorandum -- means the Confidential Private Placement Memorandum of Fleet Corporate Finance, dated October 1997, relating to the offering of the Purchased Securities, together with the exhibits thereto (including, without limitation, the Projections and the Company's Annual Reports on Form 10-K for the fiscal years ended June 30, 1997 and June 30, 1996).

     Other Purchaser -- Section 1.2(c).

     Outstanding Warrants -- means and includes all warrants to purchase Common Stock outstanding on the date hereof and prior to the issuance of the Warrants.

     Projections -- Section 2.2(f).

     PTCE 95-60 -- Section 3.2(a).

     Purchased Securities -- means the Notes and the Warrants to be purchased by you and the Other Purchaser pursuant to Section 1.2 of this Agreement and the other Securities Purchase Agreement.

     Purchasers -- means, collectively, you, the Other Purchaser, and your and its respective successors and assigns.

     QPAM Exemption -- means Prohibited Transaction Class Exemption 84-14 issued by the DOL.

     Rule 144A -- means Rule 144A promulgated under the Securities Act, 17 C.F.R. ss.230.144A, as such rule may be amended from time to time.

     Securities Purchase Agreements -- Section 1.2(c).

     Source -- Section 3.2.

     Subsidiary Guarantor -- means, at any time, each Person that at such time is a guarantor under the Subsidiary Guaranty.

     Subsidiary Guaranty -- Section 4.5(c).

     Warrant Agreement -- Section 1.1(b).

     Warrant Certificates -- Section 1.1(b).

     Warrants -- Section 1.1(b).

     5.2  Other Definitions.

     The following terms shall have the respective meanings ascribed to such terms in the Note Agreement:

          Affiliate                             Investment
          Capital Stock                         IRC
          Common Stock                          Lien
          Debt                                  Material Adverse Effect
          Default                               Multiemployer Plan
          DOL                                   Person
          ERISA                                 Plan
          ERISA Affiliate                       Property
          Environmental Protection Law          Restricted Investment
          Event of Default                      Rights
          Exchange Act                          Securities Act
          Fair Market Value                     Security
          GAAP                                  Senior Agent
          Guaranty                              Senior Officer
          Governmental Authority                Subsidiary
          Hazardous Materials                   Voting Stock

     5.3  Section Headings and Table of Contents and Construction.

          (a) Section Headings and Table of Contents, etc. The titles of the Sections of this Agreement and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes and Exhibits are, unless otherwise specified, references to Annexes and Exhibits attached to this Agreement.

          (b) Construction. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

     5.4  Governing Law.

     THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

6.   MISCELLANEOUS

     6.1  Communications.

          (a) Method; Address. All communications hereunder shall be in writing and shall be delivered either by nationwide overnight courier or by facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission). Communications to the Company shall be addressed as set forth on Annex 2, or at such other address of which the Company shall have notified you and the Other Purchaser. Communications to you shall be addressed as set forth on Annex 1.

          (b) When Given. Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

          (c) Service of Process. Notwithstanding the foregoing provisions of this Section 6.1, service of process in any suit, action or proceeding arising out of or relating to this Agreement or any document, agreement or transaction contemplated hereby shall be delivered in the manner provided in Section 6.7(c).

     6.2  Reproduction of Documents.

     This Agreement and all documents relating hereto, including, without limitation, consents, waivers and modifications that may hereafter be executed, documents received by you at the closing of your purchase of the Purchased
Securities (except the Purchased Securities themselves), and financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by the Company or you by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and you may destroy any original document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Company or you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. Nothing in this Section shall prohibit the Company or you from contesting the accuracy or validity of any such reproduction.

     6.3  Survival.

     All warranties, representations, certifications and covenants made by the Company herein or in any certificate or other instrument delivered by the Company on behalf of the Company hereunder shall be considered to have been relied upon by you and shall survive the delivery to you of the Purchased Securities regardless of any investigation made by you or on your behalf. All statements in any certificate or other instrument delivered by or on behalf of the Company pursuant to the terms hereof shall constitute warranties and representations by the Company hereunder.

     6.4  Successors and Assigns.

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of you and your successors and assigns, and shall be enforceable by you, such successor or assignee whether or not an express assignment to such holder of rights hereunder shall have been made by you or your successor or assign. Anything contained in this Section notwithstanding, the Company may not assign any of its respective rights, duties or obligations hereunder or under any of the other Financing Documents without your prior written consent.

     6.5  Amendment and Waiver.

     This Agreement may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Company and you.

     6.6  Expenses.

     Whether or not the Notes and the Warrants are sold, the Company shall pay, at the Closing (if the Notes and the Warrants are sold, and otherwise upon receipt of any statement or invoice therefor), all reasonable fees, expenses and costs incurred by you relating hereto, including, without limitation, the statement presented at the Closing by your special counsel for reasonable fees and disbursements incurred in connection herewith, each additional statement for reasonable fees and disbursements (promptly upon receipt thereof) of your special counsel rendered after the Closing in connection with the issuance of the Notes and the Warrants, and all expenses incurred by you or on your behalf or the Company's behalf in complying with each of the conditions to the Closing set forth in Section 4.

     6.7  Waiver of Jury Trial; Consent to Jurisdiction; Etc.

          (a) Waiver of Jury Trial. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

          (b) Consent to Jurisdiction. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK COUNTY, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK COUNTY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND
     DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR

     OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) Service of Process. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE
     ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

          (d) Other Forums. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT YOUR ABILITY TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

     6.8  Indemnification of The Purchaser.

     From and at all times after the date of this Agreement, and in addition to all of your other rights and remedies against the Company, the Company agrees to indemnify and hold harmless you and each of your directors, officers, partners, employees, agents, investment advisors and affiliates against any and all claims (whether valid or not), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses), incurred by or asserted against you or any such director, officer, partner, employee, agent, investment advisor or affiliate, from and after the date hereof, whether direct or indirect, as a result of or arising from or in any way relating to any suit, action or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or enforcement of this Agreement or the other Financing Documents or any transactions contemplated herein or therein, or any of the transactions contemplated hereunder, whether or not you or any such director, officer, partner, employee, agent, investment advisor or affiliate is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such indemnified party or breach by such indemnified party of its own obligations under this Agreement. All of the foregoing losses, damages, costs and expenses shall be payable as and when incurred upon the demand of the indemnified party. The obligations of the Company and your rights under this Section 6.8 shall survive the termination of this Agreement.

     6.9  Entire Agreement.

     This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

     6.10 Execution in Counterpart.

     This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

      [Remainder of page intentionally blank. Next page is signature page.]

     If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding among us in accordance with its terms.


                                        Very truly yours,


                                        SUPREMA SPECIALTIES, INC.


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:


Accepted:

[Separately executed by each of the following Purchasers]

                                     ANNEX 1
                          INFORMATION AS TO PURCHASERS

================================================================================
Purchaser Name                     ALBION ALLIANCE MEZZANINE FUND, L.P.
--------------------------------------------------------------------------------
Name in which Note and             ALBION ALLIANCE MEZZANINE FUND, L.P.
Warrants are Registered
--------------------------------------------------------------------------------
Subordinated Note                  R-1: $8,500,000
Registration Number;
Principal Amount of Note

Warrant Certificate                WR-1: 85,000 Warrants
Registration Number;
Number of Warrants
--------------------------------------------------------------------------------
Payment of Transaction
Fee
                                   Albion Alliance LLC

     Payee name and                c/o Alliance Capital Management, L.P.
     Address                       135 West 50th Street, 6th Floor
                                   New York, NY 10020
                                   Attn:  Cash Operations

                                   Federal Funds Wire Transfer
     Method
                                   IBJ Schroder Bank & Trust Co.
     Account Information           ABA# 026 007 825
                                   Account #01098103
                                   For the Account of: Albion Alliance LLC
                                   (Tax I.D. No. 13-3903734)
--------------------------------------------------------------------------------
Accompanying Information           Name of Company:  SUPREMA SPECIALTIES, INC.

                                   Description of

                                   Security:         16.5% Senior Subordinated
                                                     Notes due March 1, 2006

                                   PPN:              86859F A* 8

                                   Reference "Payment of Transaction Fee"
--------------------------------------------------------------------------------
Address for All Other              Albion Alliance Mezzanine Fund, L.P.
Notices                            c/o Albion Alliance LLC
                                   1345 Avenue of the Americas, 41st Floor
                                   New York, NY 10105
                                   Attention:  William Gobbo, Jr.
                                               (212) 969-1547 - Phone
                                               (212) 969-1529 - Fax
--------------------------------------------------------------------------------

                                    Annex 1-1

                                     ANNEX 1
                      INFORMATION AS TO PURCHASERS (Cont.)

================================================================================
Other Instructions                 Signature Page Format:

                                   ALBION ALLIANCE MEZZANINE FUND, L.P.
                                   By:  Albion Alliance LLC, its General Partner

                                   By
                                        ---------------------------------------
                                        Name:
                                        Title:
--------------------------------------------------------------------------------
Instructions re: Delivery of       The Equitable Life Assurance Society
Note and Warrant                     of the United States
Certificate                        Attn:  Cheryl Weitman, 12th Floor
                                   1290 Avenue of the Americas
                                   New York, NY 10104
--------------------------------------------------------------------------------
Tax Identification Number                 13-3975300
================================================================================

                                    Annex 1-2

                                     ANNEX 1
                      INFORMATION AS TO PURCHASERS (Cont.)

================================================================================
Purchaser Name                     THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                   UNITED STATES
--------------------------------------------------------------------------------
Name in which Note and             THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
Warrants are Registered            UNITED STATES
--------------------------------------------------------------------------------
Subordinated Note                  R-2: $2,000,000
Registration Number;
Principal Amount of Note

Warrant Certificate                WR-2: 20,000 Warrants
Registration Number;
Number of Warrants
--------------------------------------------------------------------------------
Accompanying Information           Name of Company: SUPREMA SPECIALTIES, INC.

                                   Description of
                                   Security:        16.5% Senior Subordinated
                                                    Notes due March 1, 2006

                                   PPN:             86859F A* 8

                                   Reference "Payment of Transaction Fee"
--------------------------------------------------------------------------------
Address for All Other              The Equitable Life Assurance Society of
Notices                            the United States
                                   c/o Alliance Capital Management, L.P.
                                   1345 Avenue of the Americas, 41st Floor
                                   New York, NY 10105
                                   Attention:  Alliance Corporate Finance
                                               Group Inc.
                                               (212) 969-1547 - Phone
                                               (212) 969-1529 - Fax
--------------------------------------------------------------------------------
Other Instructions                 Signature Page Format:

                                   THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                   UNITED STATES

                                   By
                                        ---------------------------------------
                                        Name:
                                        Title:
--------------------------------------------------------------------------------
Instructions re: Delivery of       The Equitable Life Assurance Society
Note and Warrant                     of the United States
Certificate                        1290 Avenue of the Americas
                                   New York, NY 10104
                                   Attn:  Lydia Pitts
                                          212) 314-3902 - Phone
--------------------------------------------------------------------------------

                                    Annex 1-3

                                     ANNEX 1
                      INFORMATION AS TO PURCHASERS (Cont.)

================================================================================
Purchaser Name                     THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                   UNITED STATES
--------------------------------------------------------------------------------
Tax Identification Number          13-5570651
================================================================================

                                    Annex 1-4

                                     ANNEX 2
                        PAYMENT INSTRUCTIONS AT CLOSING;
                         ADDRESS OF COMPANY FOR NOTICES

Payment instructions at Closing:

Fleet Bank
Glenn Rock, New Jersey
ABA No.: 021200339
Account No.: 4190201495
Account Name: Suprema Specialties, Inc.

Address of Company for Notices:

Suprema Specialties
510 East 35th Street
P.O. Box 280 Park Station
Paterson, New Jersey 07543
Attn: President

                                    Annex 2-1

                                     ANNEX 3
                            INFORMATION AS TO COMPANY

Part 2.2(a) -- Financial Statements

     None.

Part 2.2(b) -- Debt

================================================================================
Nature of Obligation           Creditor                     Principal Amount

================================================================================
Capital Leases*                CIT Group                        $454,960.00
--------------------------------------------------------------------------------
Capital Leases*                Gramercy Leasing                  $33,643.00
--------------------------------------------------------------------------------
Capital Leases*                AT&T                               $4,171.00
--------------------------------------------------------------------------------
Capital Leases*                Execulease                     $2,042,454.00
--------------------------------------------------------------------------------
Capital Leases*                Wasco                             $40,075.00
--------------------------------------------------------------------------------
Capital Leases*                Execulease                       $136,412.00
--------------------------------------------------------------------------------
Mortgage**                     Fleet Bank                       $975,162.00
--------------------------------------------------------------------------------
Senior Credit Agreement***     Fleet Bank                 outstanding:
                                                             $19,294,760.00
                                                          commitment:
                                                             $20,000,000.00
--------------------------------------------------------------------------------
Notes                          Equitable Life/Albion         $10,500,000.00
                               Alliance
================================================================================
Total                                                        $33,481,637.00
================================================================================

     Final maturities and prepayments:

     Maturities of the Debt are as described in Note 7 to the Consolidated Financial Statements of the Company, as included in its Annual Report on Form 10-K for the fiscal year ended June 30, 1997 included in the Offering Memorandum.

     Collateral:

     * - Each indicated obligation is secured by the Property so financed.

     ** - Secured by a mortgage on the Company's Paterson, New Jersey facility.

     *** - Secured by the Inventory, Receivables and substantially all other Property.

                                    Annex 3-1

Part 2.2(c) -- Liens

     None other than as disclosed in Part 2.2(b) of this Annex 3.

Part 2.2(g) -- Investments

None

Part 2.3(a) -- Ownership of Subsidiaries

================================================================================
Legal Name of Subsidiary              Jurisdiction of        Percent owned by
                                      Incorporation          the Company
================================================================================
Suprema Specialties West, Inc.        California             100%
--------------------------------------------------------------------------------
Suprema Specialties Northeast,        New York               100%
Inc.
================================================================================


Part 2.3(b) -- Affiliates

================================================================================
Affiliate                          Nature of Affiliation
================================================================================
Mark Cocchiola                     Chairman, Chief Executive Officer,
                                   President and holder of greater than 5% of
                                   the Common Stock
--------------------------------------------------------------------------------
Paul Lauriero                      Executive Vice President, Director and
                                   holder of greater than 5% of the Common
                                   Stock
--------------------------------------------------------------------------------
Marco Cocchiola                    Director
--------------------------------------------------------------------------------
Dr. Rudolph Acosta                 Director
--------------------------------------------------------------------------------
Paul DeSocio                       Director
--------------------------------------------------------------------------------
William C. Gascoigne               Director
--------------------------------------------------------------------------------
Steven Venechanos                  Chief Financial Officer
--------------------------------------------------------------------------------
Anthony Distinti                   Vice President -- Human Resources
--------------------------------------------------------------------------------
Thomas F. Egan                     Senior Vice President
================================================================================

                                    Annex 3-2

Part 2.9(a) -- Restrictions on the Company

None

Part 2.12(a) -- Environmental Compliance

None

Part 2.12(b) -- Environmental Liability

None

Part 2.12(c) -- Environmental Notices

None

Part 2.14(a) -- Governmental Consent to Sale of Purchased Securities

None

Part 2.17(a) -- Offerees

The Purchasers and 18 other institutional investors

Part 2.18(a) -- Use of Proceeds

     Prepayment   of  bridge   financing   incurred  to  prepay   $5,000,000  in
subordinated Debt previously owing to CoreStates Bank, N.A., and general corporate purposes.

Part 2.29(a) -- Capitalization

     Authorized Capitalization:
     Common Stock:  10,000,000 shares
     Series A Preferred Stock: 2,500,000 shares

     Outstanding Capitalization:
     Common Stock (at October 10, 1997):  4,560,144
     Series A Preferred Stock:  None

     A description of the outstanding Rights is as follows:

                                    Annex 3-3

                    INSERT PAGE PROVIDED BY THE COMPANY!!!!!!

                                    Annex 3-4

     None of the holders of any of the Rights has any anti-dilution, preemptive right, redemption right or similar right in respect of any of the transactions contemplated by the Financing Documents.

Part 2.19(c) -- Stockholders Agreements

None.

                                    Annex 3-5